EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q of Central Garden & Pet Company for the quarter ended December 27, 2003 (the “Report”), I, Stuart W. Booth, Chief Financial Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q.

February 10, 2004	/s/ STUART W. BOOTH
Stuart W. Booth Chief Financial Officer

A signed original of this written statement required by § 906 has been provided to Central Garden & Pet Company and will be retained by Central Garden & Pet Company and furnished to the Securities and Exchange Commission or its staff upon request.